                                                                    EXHIBIT 99.3


                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING CHEMICALS ENERGY, INC.         PETITION DATE: 07/16/01

                                                     CASE NUMBER: 01-37807-H4-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH: SEPTEMBER   YEAR: 2001

             MONTH                       7/16/01-8/31/01
--------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                           $  327,939      $    158,149    $  --     $  --     $  --     $  --

INCOME BEFORE INT. DEPREC./TAX (MOR-6)     $  539,842      $    616,375    $  --     $  --     $  --     $  --

NET INCOME (LOSS) (MOR-6)                  $  539,842      $    616,375    $  --     $  --     $  --     $  --

PAYMENTS TO INSIDERS (MOR-9)               $       --      $         --    $  --     $  --     $  --     $  --

PAYMENTS TO PROFESSIONALS (MOR-9)          $       --      $         --    $  --     $  --     $  --     $  --

TOTAL DISBURSEMENTS (MOR-7)                $1,045,517      $  2,311,319    $  --     $  --     $  --     $  --


***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
     AS OF SIGNATURE DATE                            EXP.
       See attachment 2                              DATE
-------------------------------
CASUALTY                           YES (x) NO ( )  08-01-02
LIABILITY                          YES (x) NO ( )  07-01-02
VEHICLE                            YES (x) NO ( )  07-01-02
WORKER'S                           YES (x) NO ( )  07-01-02
OTHER                              YES (x) NO ( )  various


ATTORNEY NAME:                     Jeff Spiers
FIRM:                              Andrews & Kurth LLP
ADDRESS:                           600 Travis
ADDRESS:                           Suite 4200
CITY, STATE ZIP:                   Houston, TX 77002
TELEPHONE:                         713-220-4103


Are all accounts receivable being collected within terms? NO

Are all post-petition liabilities, including taxes, being paid with terms? YES

Have any pre-petition liabilities been paid? NO       If so, describe

--------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts?  YES

Were any assets disposed of outside the normal course of business? NO

If so, describe
                ----------------------------------------------------------------

Are all U.S. Trustee Quarterly Fee Payments current? YES

What is the status of your Plan of Reorganization?

A Plan of Reorganization is currently being developed.
--------------------------------------------------------------------------------

                  I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                  SIGNED /s/ PAUL VANDERHOVEN
                         -----------------------------------------------
                                      (ORIGINAL SIGNATURE)

                  TITLE  VP Finance, CFO
                         -----------------------------------------------



MOR-1

CASE NAME: STERLING CHEMICALS ENERGY, INC.         CASE NUMBER: 01-37807-H4-11


                                                                                                                              PAID
   COVERAGE            POLICY PERIOD     POLICY NO.                    LIMITS                       CARRIER                  THROUGH
------------------------------------------------------------------------------------------------------------------------------------
See Attachment 2

MOR-1 ATTACHMENT 2

                                                                    Page 3 of 14
                                                                        10/18/01


                              SUMMARY OF COVERAGES
                     FOR STERLING CHEMICALS HOLDINGS, INC.


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
  1   Workers Compensation      Statutory - $1,000,000 Employers   American Guar.        1 year      7/1/02   Total annual
                                Liability.                         Zurich US                                  remuneration
                                Ded. $250,000 per accident.

  2   Automobile Liability      $2,000,000 ea. occurrence.         American Guar.        1 year      7/1/02   Number of vehicles
                                Ded. $25,000 per occurrence.       Zurich Amer.                               owned and leased

  3   Excess Liability          $5,000,000 ea. occurrence and      Primex, Ltd           1 year      7/1/02   Annual revenues and
      Excess to $1 Million SIR  aggregate. Excess $1,000,000 GL                                               remuneration
                                $2,000,000 AL.

  4   Excess Liability          $20,000,000 ea. loss and           Primex, Ltd.          1 year      7/1/02   Included
                                aggregate.                         (Reinsured
                                                                   through  AIG.)

  5   Excess Liability          $50,000,000 ea. loss and           Gerling Global        1 year      7/1/02   Flat charge - based
                                aggregate.                                                                    on exposures and
                                                                                                              risk potential

  6   Excess Liability          $100,000,000 ea. loss and          Lloyd's               1 year      7/1/02   Flat charge - based
                                aggregate.                         Lore                                       on exposures and
                                                                                                              risk potential

  7   Excess Liability          $50,000,000                        Zurich                1 year      7/1/02   Flat charge

  8   Excess Liability          $50,000,000                        AIG                   1 year      7/1/02   Flat Charge

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
  1   Workers Compensation      $195,653 - Audit at (AFCO)
                                expiration. Plus all losses within
                                deductible.

  2   Automobile Liability      $92,955 (AFCO)


  3   Excess Liability          $451,090 Annual - Half on 7/1/01;
      Excess to $1 Million SIR  1/2 on 1/1/02.


  4   Excess Liability          Included



  5   Excess Liability          $295,000



  6   Excess Liability          $241,886



  7   Excess Liability          $109,210

  8   Excess Liability          $80,938

                                                                    Page 4 of 14
                                                                        10/18/01


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
  9   Excess Liability          $50,000,000                        Starr Excess          1 year      7/1/02   Flat Charge

 10   Marine Terminal           $50,000,000 ea. occurrence.        New Hampshire Ins.    1 year      7/1/02   Based on volume
      Operators Liability and   Ded. $25,000 per occurrence        Co. thru Marsh                             throughput and no.
      Charterer's Legal         $100,000 pollution                 London                                     chartered vessels.
      Liability                 per occurrence.

 11   Excess Marine Liability   $24,000,000 excess of MTO, CLL,    XL Specialty          1 year      7/1/02   Volume thru put &
                                P&L                                Brockbank &                                vessels docked.
                                                                   Liberty Und.

 12   Excess Marine Liability   $25,000,000 excess $24,000,000     XL Specialty          1 year      7/1/02   Flat
                                                                   Brockbank & N.Y.
                                                                   Marine Gen. Ins.

 13   Property Damage,          $ Total insured values combined    Munich Re: et. al.    1 year      8/1/02   Property Values - PD
      Business Interruption     all-risk. Sublimits: Flood -                                                  Income values  -  BI
      and Boiler & Machinery    $100 mil., Earthquake - $100                                                  PML, fire protection
                                mil., $10 mil extra expense.                                                  available; many
                                Ded.: Petrochem  $1,000,000 PD,                                               other factors.
                                10 day - BI. Pulp & Fibers - $1
                                mil. PD/BI.

 14   Directors & Officers      $15,000,000 each loss and each     National Union        1 year     8/21/02   Various
      Liability                 policy year.  Ded. $1,000,000      Indemnity
                                Corp. Reimb.

 15   Excess Directors &        $10,000,000 excess of Primary D&O  Hartford              1 year     8/21/02   Various
      Officers Liability

 16   Directors & Officers      $10,000,000                        XL Specialty Ins.     1 year     8/21/02   Various
      Liability                                                    Co.

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
  9   Excess Liability          $62,500

 10   Marine Terminal           $27,000 (AFCO) Min. premium & deposit.
      Operators Liability and
      Charterer's Legal
      Liability

 11   Excess Marine Liability   $57,375



 12   Excess Marine Liability   $21,250



 13   Property Damage,          Annual  -  Financed through AFCO.
      Business Interruption     $4.0M (est.)
      and Boiler & Machinery





 14   Directors & Officers      $316,000 (15 mos.)
      Liability


 15   Excess Directors &        $223,700 (15 mos.)
      Officers Liability

 16   Directors & Officers      $115,000 (15 mos.)
      Liability

                                                                    Page 5 of 14
                                                                        10/18/01


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------

 17   Employee Dishonesty &     $5,000,000 each Insuring           Texas Pacific         1 year     10/1/02   Various
      Depositor's Forgery       Agreement.  Ded. $50,000.          Chubb

 18   Hull & Machinery and      Barge Hull Value                   Zurich-American       1 year      7/1/02   Hull & Machinery
      Protection & Indemnity    (M-25 = $1,500,000)                Insurance Co.                              values
                                Ded. $5,000 per loss.
                                $1,000,000 P&I

 19   Pollution Insurance       Section  A - $250,000              Water Quality         1 year      7/1/02   Hull gross
                                Section  B - $5,000,000            Insurance Syndicate                        registered tonnage
                                CERCLA - $5,000,000

 20   Marine and Railroad Cargo $12,000,000 any one vessel         Mutual Marine         1 year    Continuing Declared shipment
                                $1,000,000 any one barge                                                      values
                                $1,000,000 any one rail ship.
                                $100,000 any one truck

 21   Duty Drawback Bond        $1,000,000                         Washington            1 year    Continuing Limit
                                                                   International

 22   Fiduciary                 $10,000,000                        National Union        1 year     8/21/02   Various
                                Ded. $250,000 per occurrence

 23   Environmental Impairment  $4,000,000 per loss                ECS                   1 year     1/15/02   Loss Potential
      Liability (Petrochem &    $8,000,000 aggregate               (Indian Harbor)
      Fibers)

 24   Closure/Post Closure      $1,995,222 Combined                Underwriters          1 year    Continuous Estimated
      Bonds - Petrochem                                            Indemnity                                  Closure/Post Closure
                                                                                                              Costs

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------

 17   Employee Dishonesty &     $14,450
      Depositor's Forgery

 18   Hull & Machinery and      $29,378 (AFCO)
      Protection & Indemnity



 19   Pollution Insurance       $4,258 (AFCO)



 20   Marine and Railroad Cargo $40,000 Annual Approx.




 21   Duty Drawback Bond        $2,875


 22   Fiduciary                 $22,000 - Financed through Imperial.


 23   Environmental Impairment  $106,200 - Financed through AFCO.
      Liability (Petrochem &
      Fibers)

 24   Closure/Post Closure      $40,610
      Bonds - Petrochem



      ANNUAL TOTAL:                       $3,459,260 *

* Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED SEPTEMBER 30, 2001
(IN THOUSANDS) (UNAUDITED)

                                         ----------------------------------------------------------------------------
                                         STERLING CHEMICALS  STERLING CHEMICALS,  STERLING CHEMICALS  STERLING FIBERS
                                            HOLDINGS INC.           INC.             ENERGY, INC.          INC.
ASSETS                                     01-37805-H4-11      01-37806-H4-11      01-37807-H4-11     01-37808-H4-11
                                         ----------------------------------------------------------------------------
Current Assets:
     Cash and cash equivalents                 $   1,371         $   1,222           $      --         $     296
     Trade accounts receivable, net                   --            42,057                  44             3,131
     Other Receivables                                --             2,819                  --                --
     Due from affiliates                              --            19,544              11,309             4,522
     Inventories                                      --            26,899                  --             8,819
     Prepaid expenses                                  9             2,585                  --                --
     Deferred income tax benefit                      --                --                  --                --
                                               ---------         ---------           ---------         ---------
TOTAL CURRENT ASSETS                               1,380            95,126              11,353            16,768

Property, plant and equipment, net                    --           127,479               3,325             6,310
Deferred income taxes                                 --                --                  --                --
Investments-Third Party                               --             1,500                  --                --
Investments in Subs                               35,059            95,073               4,955                --
Other assets                                       7,356            24,279                  --             1,428
                                               ---------         ---------           ---------         ---------

TOTAL ASSETS                                   $  43,795         $ 343,457           $  19,633         $  24,506
                                               =========         =========           =========         =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                      1           104,081               1,676             3,582
Pre-Petition liabilities:
     Notes Payable - Secured *                        --           227,848                  --            57,221
     Secured Debt Accrued Interest *                  --            20,051                  --             5,055
     Unsecured debt                              192,878           277,260               1,110            73,391
     Other / Intercompany                             --           201,020                  --                --
     Deferred income taxes                            --                --                  --                --
Common stock held by new ESOP                         --               254                  --                35
Less: Unearned compensation                           --              (458)                 --               458
Redeemable preferred stock                        27,272           (15,769)                 --            15,769
STOCKHOLDERS' EQUITY:
     Common stock, $.01 par value                     --                75                   1                --
     Additional paid-in capital                 (367,555)         (229,904)                 --             9,676
     Retained earnings-Filing Date               191,191          (215,021)             15,690          (138,587)
     Retained earnings-Post Filing Date                8           (23,305)              1,156            (2,094)
     Pension adjustment                               --              (135)                 --                --
     Accumulated translation adj                      --                --                  --                --
     Deferred compensation                            --                (3)                 --                --
                                               ---------         ---------           ---------         ---------
                                                (176,356)         (468,293)             16,847          (131,005)
     Treasury stock at cost                           --            (2,537)                 --                --
                                               ---------         ---------           ---------         ---------
TOTAL STOCKHOLDERS' EQUITY                      (176,356)         (470,830)             16,847          (131,005)

TOTAL LIABILITIES AND EQUITY                   $  43,795         $ 343,457           $  19,633         $  24,506
                                               =========         =========           =========         =========
                                               $      --         $      --           $      --         $      --

                                         -------------------------------------------------------------------------
                                         STERLING CHEMICALS  STERLING CANADA,    STERLING PULP      STERLING PULP
                                             INT'L, INC.           INC.        CHEMICALS US, INC.  CHEMICALS, INC.
ASSETS                                    01-37809-H4-11      01-37810-H4-11     01-37811-H4-11    01-37812-H4-11
                                         -------------------------------------------------------------------------
Current Assets:
     Cash and cash equivalents              $      --           $     916         $      --         $     170
     Trade accounts receivable, net                --               3,366               992             5,095
     Other Receivables                             --               4,350                --                --
     Due from affiliates                        2,634              43,628               835             5,969
     Inventories                                   --                  --               104             1,713
     Prepaid expenses                            (283)                 --                --                16
     Deferred income tax benefit                   --                  --                --                --
                                            ---------           ---------         ---------         ---------
TOTAL CURRENT ASSETS                            2,351              52,260             1,931            12,963

Property, plant and equipment, net                 --                  --                --            44,332
Deferred income taxes                              --                  --                --                --
Investments-Third Party                            --                  --                --                --
Investments in Subs                                --             297,229             3,118                --
Other assets                                    2,754               7,335                --                --
                                            ---------           ---------         ---------         ---------

TOTAL ASSETS                                $   5,105           $ 356,824         $   5,049         $  57,295
                                            =========           =========         =========         =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                  13              19,774               463             2,716
Pre-Petition liabilities:
     Notes Payable - Secured *                  3,652              67,152                --                --
     Secured Debt Accrued Interest *              323               5,932                --                --
     Unsecured debt                               840             264,992               170            62,478
     Other / Intercompany                          --               5,727                --                --
     Deferred income taxes                         --                  --                --                --
Common stock held by new ESOP                      --                  --                --                --
Less: Unearned compensation                        --                  --                --                --
Redeemable preferred stock                         --                  --                --                --
STOCKHOLDERS' EQUITY:
     Common stock, $.01 par value                  --                  48                --                --
     Additional paid-in capital                    --              83,348             5,438             3,118
     Retained earnings-Filing Date                779             (90,595)             (876)          (10,908)
     Retained earnings-Post Filing Date          (502)                446              (146)             (109)
     Pension adjustment                            --                  --                --                --
     Accumulated translation adj                   --                  --                --                --
     Deferred compensation                         --                  --                --                --
                                            ---------           ---------         ---------         ---------
                                                  277              (6,753)            4,416            (7,899)
     Treasury stock at cost                        --                  --                --                --
                                            ---------           ---------         ---------         ---------
TOTAL STOCKHOLDERS' EQUITY                        277              (6,753)            4,416            (7,899)

TOTAL LIABILITIES AND EQUITY                $   5,105           $ 356,824         $   5,049         $  57,295
                                            =========           =========         =========         =========
                                            $      --           $      --         $      --         $      --



                                              ---------------------------------
                                                                     DEBTORS

ASSETS                                        ELIMINATIONS         CONSOLIDATED
                                              ---------------------------------

Current Assets:
     Cash and cash equivalents                   $      --         $   3,975
     Trade accounts receivable, net                     --            54,685
     Other Receivables                                  --             7,169
     Due from affiliates                           (81,463)            6,978
     Inventories                                        --            37,535
     Prepaid expenses                                   --             2,327
     Deferred income tax benefit                        --                --
                                                 ---------         ---------
TOTAL CURRENT ASSETS                               (81,463)          112,669

Property, plant and equipment, net                      --           181,446
Deferred income taxes                                   --                --
Investments-Third Party                                 --             1,500
Investments in Subs                               (385,026)           50,408
Other assets                                            (1)           43,151
                                                 ---------         ---------

TOTAL ASSETS                                     $(466,490)        $ 389,174
                                                 =========         =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                  (25,088)          107,218
Pre-Petition liabilities:
     Notes Payable - Secured *                     (60,873)          295,000
     Secured Debt Accrued Interest *                (5,378)           25,983
     Unsecured debt                               (130,528)          742,591
     Other / Intercompany                         (201,020)            5,727
     Deferred income taxes                              --                --
Common stock held by new ESOP                           --               289
Less: Unearned compensation                             --                --
Redeemable preferred stock                              --            27,272
STOCKHOLDERS' EQUITY:
     Common stock, $.01 par value                       (1)              123
     Additional paid-in capital                    (43,602)         (539,481)
     Retained earnings-Filing Date                      --          (248,327)
     Retained earnings-Post Filing Date                 --           (24,546)
     Pension adjustment                                 --              (135)
     Accumulated translation adj                        --                --
     Deferred compensation                              --                (3)
                                                 ---------         ---------
                                                   (43,603)         (812,369)
     Treasury stock at cost                             --            (2,537)
                                                 ---------         ---------
TOTAL STOCKHOLDERS' EQUITY                         (43,603)         (814,906)

TOTAL LIABILITIES AND EQUITY                     $(466,490)        $ 389,174
                                                 =========         =========
                                                 $      --         $      --


* Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.


        MOR 2 - 3

CASE NAME: STERLING CHEMICALS ENERGY, INC.           CASE NUMBER: 01-37807-H4-11


                     SCHEDULE OF POST-PETITION LIABILITIES

                                      ----------------------------------------------------------------------------------------------
                                       8/31/2001(1)        MONTH           MONTH          MONTH           MONTH          MONTH
                                      ----------------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                   $     2,240  $        1,676  $           --  $           --  $           --  $        --
ROYALTY AND REVENUE PAYABLE                       --              --              --              --              --           --
NOTES PAYABLE - INSURANCE                         --              --              --              --              --           --
TAX PAYABLE:                                      --              --              --              --              --           --
    Federal Payroll Taxes                         --              --              --              --              --           --
    State Payroll & Sales                         --              --              --              --              --           --
    Ad Valorem Taxes                              --              --              --              --              --           --
    Other Taxes                                   --              --              --              --              --           --
TOTAL TAXES PAYABLE                      $        --  $           --  $           --  $           --   $          --  $        --
SECURED DEBT POST-PETITION                        --              --              --              --              --           --
ACCRUED INTEREST PAYABLE                          --              --              --              --              --           --
*ACCRUED PROFESSIONAL FEES:                       --              --              --              --              --           --
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs            --              --              --              --              --           --
  2.  Lease Operating Expenses/Capital            --              --              --              --              --
TOTAL POST-PETITION LIABILITIES (MOR-3)  $     2,240  $        1,676  $           --  $           --  $           --  $        --
====================================================================================================================================



*Payment Requires Court Approval.

(1)  Represents the period 07/17/01 thru 08/31/01

MOR-4

CONSOLIDATED DEBTORS(1)

                AGING OF POST-PETITION LIABILITIES(2)      (IN THOUSANDS)
                    MONTH          9/30/01


                                                                          AD-VALOREM,      ROYALTY
   DAYS          TOTAL        TRADE ACCTS    FED TAXES     STATE TAXES    OTHER TAXES    AND INSURANCE
   ----          -----        -----------    ---------     -----------    -----------    -------------

   0-30        $  107,219     $  105,518     $        5     $       34     $    1,662     $       --
  31-60                                              --
  61-90                                              --
   91 +                                              --
               ----------     ----------     ----------     ----------     ----------     ----------
  TOTAL        $  107,219     $  105,518     $        5     $       34     $    1,662     $       --
               ==========     ==========     ==========     ==========     ==========     ==========

                          AGING OF ACCOUNTS RECEIVABLE(3)


  MONTH
  -----

   0-30        $   50,234     $    50,234    $       --     $       --     $       --     $       --
  31-60              (764)           (764)           --             --             --
  61-90             9,179           9,179            --             --             --
   91 +             4,962           4,962            --             --             --
               ----------     -----------    ----------     ----------     ----------     ----------
  TOTAL        $   63,611     $63,610,978    $       --     $       --     $       --     $       --
               ==========     ===========    ==========     ==========     ==========     ==========


(1) MOR 5 is presented only on a consolidated debtor basis.

(2) Days aging from due date.

(3) Days aging from invoice due date.


MOR-5

CASE NAME:   STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)
FOR THE MONTH ENDING SEPTEMBER 30, 2001


           STATEMENT OF INCOME (LOSS)

                                                ------------------------------------------------------------------------------------
                                                   STERLING         STERLING         STERLING         STERLING          STERLING
                                                  CHEMICALS        CHEMICALS,        CHEMICALS         FIBERS,          CHEMICALS
                                                 HOLDINGS, INC.       INC.          ENERGY, INC.        INC.           INT'L, INC.
                                                01-37805-H4-11   01-37806-H4-11   01-37807-H4-11   01-37808-H4-11    01-37809-H4-11
                                                ------------------------------------------------------------------------------------
MONTH

REVENUES  (MOR-1)                               $           --   $   23,943,367   $      158,149  $     1,311,018   $      (460,327)
TOTAL COST OF REVENUES                                      --       25,292,855          158,149        1,399,297                --
GROSS PROFIT                                    $           --   $   (1,349,488)  $           --  $       (88,279)  $      (460,327)
====================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $         (990)  $      707,114   $           --  $       140,250   $            --
  Insiders Compensation                                     --          188,763               --               --                --
  Professional Fees                                         --        3,392,350               --               --                --
  Other (Earnings in Joint Venture)                         --          616,375         (616,375)              --                --

TOTAL OPERATING EXPENSE                         $         (990)  $    4,904,602   $     (616,375) $       140,250   $            --
====================================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)            $          990   $   (6,254,090)  $      616,375  $      (228,529)  $      (460,327)
INTEREST EXPENSE (includes amort of debt fees)         (73,954)       2,321,833               --          614,434            37,665
DEPRECIATION                                                --        2,155,512               --           48,293            23,000
OTHER (INCOME) EXPENSES*                                    --               --               --               --                --
OTHER ITEMS**                                               --               --               --               --                --
TOTAL INT. DEPR & OTHER ITEMS                   $      (73,954)  $    4,477,345   $           --  $       662,727   $        60,665
====================================================================================================================================
NET INCOME BEFORE TAXES                         $       74,944   $  (10,731,435)  $      616,375  $      (891,256)  $      (520,992)
INCOME TAXES                                                --           36,000               --               --                --
====================================================================================================================================
NET INCOME (LOSS) (MOR-1)                       $       74,944   $  (10,767,435)  $      616,375  $      (891,256)  $      (520,992)
====================================================================================================================================


                                                 -------------------------------------------------------------------------------
                                                    STERLING      STERLING PULP     STERLING PULP                     DEBTORS
                                                     CANADA,      CHEMICALS US,       CHEMICALS,
                                                       INC.            INC.               INC.
                                                 01-37810-H4-11   01-37811-H4-11    01-37812-H4-11   ELIMINATIONS   CONSOLIDATED
                                                 -------------------------------------------------------------------------------
MONTH

REVENUES  (MOR-1)                                $    1,122,478   $      358,476   $     2,936,623   $    460,327   $ 29,830,111
TOTAL COST OF REVENUES                                   26,148          516,203         1,924,492        460,327     29,777,471
GROSS PROFIT                                     $    1,096,330   $     (157,727)  $     1,012,131   $         --   $     52,640
=================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative              $      211,587   $      (74,946)  $       606,149   $   (465,887)     1,123,277
  Insiders Compensation                                      --               --                --             --        188,763
  Professional Fees                                          --               --                --             --      3,392,350
  Other (Earnings in Joint Venture)                          --               --                --             --             --

TOTAL OPERATING EXPENSE                          $      211,587   $      (74,946)  $       606,149   $   (465,887)  $  4,704,390
=================================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)             $      884,743   $      (82,781)  $       405,982   $    465,887     (4,651,750)
INTEREST EXPENSE (includes amort of debt fees)          236,041               --                --        465,887      3,601,906
DEPRECIATION                                            485,795               --           405,582             --      3,118,182
OTHER (INCOME) EXPENSES*                                     --               --                --             --             --
OTHER ITEMS**                                                --               --                --             --             --
TOTAL INT. DEPR & OTHER ITEMS                    $      721,836   $           --   $       405,582   $    465,887   $  6,720,088
=================================================================================================================================
NET INCOME BEFORE TAXES                          $      162,907   $      (82,781)  $           400   $         --   $(11,371,838)
INCOME TAXES                                                 --               --                --             --         36,000
=================================================================================================================================
NET INCOME (LOSS) (MOR-1)                        $      162,907   $      (82,781)  $           400   $         --   $(11,407,838)
=================================================================================================================================

Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business;
   requires footnote

MOR-6

CASE NAME: STERLING CHEMICALS ENERGY, INC.            CASE NUMBER: 01-37807-H-11



CASH RECEIPTS AND                                                                                                        FILING TO
DISBURSEMENTS                              8/31/2001 (1)       Sep-01        Oct-01    Nov-01     Dec-01    Jan-02         DATE
-----------------                          ------------     ------------     ------    ------     ------    ------     ------------
1.  CASH-BEGINNING OF MONTH                      100.00           100.00         --        --         --        --           100.00
                                           ============     ============     ======     =====     ======     =====     ============
RECEIPTS:
2.  CASH SALES                                       --               --         --        --         --        --               --
3.  COLLECTION OF ACCOUNTS RECEIVABLE        120,876.29        98,737.05                                                 219,613.34
4.  LOANS & ADVANCES (attach list)                   --               --                                                         --
5.  SALE OF ASSETS                                   --               --                                                         --
6.  OTHER (attach list)                      924,640.24     2,212,581.75                                               3,137,221.99
                                           ------------     ------------     ------     -----     ------     -----     ------------
TOTAL RECEIPTS                             1,045,516.53     2,311,318.80         --        --         --        --     3,356,835.33
                                           ------------     ------------     ------     -----     ------     -----     ------------
(Withdrawal)Contribution by Individual
      Debtor MFR-2*                                 N/A              N/A        N/A       N/A        N/A       N/A              N/A
                                           ============     ============     ======     =====     ======     =====     ============
DISBURSEMENTS:
7.  NET PAYROLL                                      --               --         --        --         --        --               --
8.  PAYROLL TAXES PAID                               --               --                                                         --
9.  SALES, USE & OTHER TAXES PAID                    --               --                                                         --
10. SECURED/RENTAL/LEASES                            --               --                                                         --
11. UTILITIES                                924,640.24     2,212,581.75                                               3,137,221.99
12. INSURANCE                                        --               --                                                         --
13. INVENTORY PURCHASES                              --               --                                                         --
14. VEHICLE EXPENSES                                 --               --                                                         --
15. TRAVEL & ENTERTAINMENT                           --               --                                                         --
16. REPAIRS, MAINTENANCE & SUPPLIES                  --               --                                                         --
17. ADMINISTRATIVE & SELLING                         --               --                                                         --
18. OTHER (attach list)                      120,876.29        98,737.05                                                 219,613.34
                                           ------------     ------------     ------     -----     ------     -----     ------------
TOTAL DISBURSEMENTS FROM OPERATIONS        1,045,516.53     2,311,318.80         --        --         --        --     3,356,835.33
                                           ============     ============     ======     =====     ======     =====     ============
19. PROFESSIONAL FEES                                --               --         --        --         --        --               --
20. U.S. TRUSTEE FEES                                --               --         --        --         --        --               --
                                           ------------     ------------     ------     -----     ------     -----     ------------
21. OTHER REORGANIZATION EXPENSES
      (attach list)                                  --               --         --        --         --        --               --
                                           ------------     ------------     ------     -----     ------     -----     ------------
TOTAL DISBURSEMENTS                        1,045,516.53     2,311,318.80         --        --         --        --     3,356,835.33
                                           ============     ============     ======     =====     ======     =====     ============
22. NET CASH FLOW                                    --               --         --        --         --        --               --
23. CASH - END OF MONTH (MOR-2)                  100.00           100.00         --        --         --        --           100.00

(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01

MOR-7                                      *Applies to Individual debtor's only.

CASE NAME: STERLING CHEMICALS ENERGY, INC.           CASE NUMBER: 01-37807-H4-11



OTHER CASH RECEIPTS AND                                                                                                 FILING TO
DISBURSEMENTS:                                    8/31/2001(1)     Sep-01      Oct-01     Nov-01     Dec-01   Jan-02      DATE
                                                 -------------  ------------- ---------  --------  --------- ------- -------------

6.  OTHER RECEIPTS:
    Interest Income                                         --             --                                                   --
    401(k) Plan Refund                                      --             --                                                   --
    Cobra Insurance Payment                                 --             --                                                   --
    Miscellaneous                                           --             --                                                   --
    Royalty Owners Trust Account                            --             --                                                   --
    Emission Credits                                        --             --                                                   --
    Intercompany Funding                            924,640.24   2,212,581.75                                         3,137,221.99
                                                                                                                                --
                                                                                                                                --
                                                                                                                                --
                                                                                                                                --
                                                 -------------  ------------- ---------  --------  --------- ------- -------------
TOTAL OTHER RECEIPTS                                924,640.24   2,212,581.75        --        --         --      --  3,137,221.99
                                                 =============  ============= =========  ========  ========= ======= =============
18. OTHER DISBURSEMENTS:
    Lease Operating Expense                                 --             --                                                   --
    Workover Expense                                        --             --                                                   --
    Capital Expenditures                                    --             --                                                   --
    Revenue & Royalties                                     --             --                                                   --
    Interest Payment                                        --             --                                                   --
    Restricted Cash - Bond Funding                          --             --                                                   --
    Severance tax                                           --             --                                                   --
    Pre-petition checks voided in current period            --             --                                                   --
    Revolver payment to CIT                         120,876.29      98,737.05                                           219,613.34
                                                                                                                                --
                                                                                                                                --
                                                 -------------  ------------- ---------  --------  --------- ------- -------------
TOTAL OTHER DISBURSEMENTS                           120,876.29      98,737.05        --       --          --      --    219,613.34
                                                 =============  ============= =========  ========  ========= ======= =============


      (1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01


               MOR-7 ATTACHMENT

CASE NAME: STERLING CHEMICALS ENERGY, INC.           CASE NUMBER: 01-37807-H-11

FOR THE PERIOD 9/01/01 - 9/30/01



CASH RECEIPTS AND                                                     Chase             Chase
DISBURSEMENTS                                                      00103317203       00101818459
-----------------                                                --------------      -----------     ------------      -----------

1.  CASH-BEGINNING OF MONTH                                                  --           100.00               --               --
                                                                 ==============      ===========     ============      ===========
RECEIPTS:
2.  CASH SALES                                                               --               --               --               --
3.  COLLECTION OF ACCOUNTS RECEIVABLE                                                  98,737.05
4.  LOANS & ADVANCES (attach list)
5.  SALE OF ASSETS
6.  OTHER (attach list)                                            2,212,581.75               --
                                                                 --------------      -----------     ------------      -----------
TOTAL RECEIPTS                                                     2,212,581.75        98,737.05               --               --
                                                                 --------------      -----------     ------------      -----------
(Withdrawal) Contribution by Individual Debtor MFR-2*                       N/A              N/A              N/A              N/A
                                                                 ==============      ===========     ============      ===========
DISBURSEMENTS:
7.  NET PAYROLL                                                              --               --               --               --
8.  PAYROLL TAXES PAID
9.  SALES, USE & OTHER TAXES PAID
10. SECURED/RENTAL/LEASES
11. UTILITIES                                                      2,212,581.75
12. INSURANCE
13. INVENTORY PURCHASES
14. VEHICLE EXPENSES
15. TRAVEL & ENTERTAINMENT
16. REPAIRS, MAINTENANCE & SUPPLIES
17. ADMINISTRATIVE & SELLING
18. OTHER (attach list)                                                      --        98,737.05
                                                                 --------------      -----------     ------------      -----------
TOTAL DISBURSEMENTS FROM OPERATIONS                                2,212,581.75        98,737.05               --               --
                                                                 ==============      ===========     ============      ===========
19. PROFESSIONAL FEES                                                        --               --               --               --
20. U.S. TRUSTEE FEES                                                        --               --               --               --
                                                                 --------------      -----------     ------------      -----------
21. OTHER REORGANIZATION EXPENSES (attach list)                              --               --               --               --
TOTAL DISBURSEMENTS                                                2,212,581.75        98,737.05               --               --
                                                                 ==============      ===========     ============      ===========
22. NET CASH FLOW                                                            --               --               --               --
23. CASH - END OF MONTH (MOR-2)                                              --           100.00               --               --




CASH RECEIPTS AND                                                                                         Total
DISBURSEMENTS                                                                                             Debtor
-----------------                                                  ------------      -----------      -------------
1.  CASH-BEGINNING OF MONTH                                                  --               --             100.00
                                                                   ============      ===========      =============
RECEIPTS:
2.  CASH SALES                                                               --               --                 --
3.  COLLECTION OF ACCOUNTS RECEIVABLE                                                                     98,737.05
4.  LOANS & ADVANCES (attach list)                                                                               --
5.  SALE OF ASSETS                                                                                               --
6.  OTHER (attach list)                                                                                2,212,581.75
                                                                   ------------      -----------      -------------
TOTAL RECEIPTS                                                               --               --       2,311,318.80
                                                                   ------------      -----------      -------------
(Withdrawal) Contribution by Individual Debtor MFR-2*                       N/A              N/A                N/A
                                                                   ============      ===========      =============
DISBURSEMENTS:
7.  NET PAYROLL                                                              --               --                 --
8.  PAYROLL TAXES PAID                                                                                           --
9.  SALES, USE & OTHER TAXES PAID                                                                                --
10. SECURED/RENTAL/LEASES                                                                                        --
11. UTILITIES                                                                                          2,212,581.75
12. INSURANCE                                                                                                    --
13. INVENTORY PURCHASES                                                                                          --
14. VEHICLE EXPENSES                                                                                             --
15. TRAVEL & ENTERTAINMENT                                                                                       --
16. REPAIRS, MAINTENANCE & SUPPLIES                                                                              --
17. ADMINISTRATIVE & SELLING                                                                                     --
18. OTHER (attach list)                                                                                   98,737.05
                                                                   ------------      -----------      -------------
TOTAL DISBURSEMENTS FROM OPERATIONS                                          --               --       2,311,318.80
                                                                   ============      ===========      =============
19. PROFESSIONAL FEES                                                        --               --                 --
20. U.S. TRUSTEE FEES                                                        --               --                 --
                                                                   ------------      -----------      -------------
21. OTHER REORGANIZATION EXPENSES (attach list)                              --               --                 --
TOTAL DISBURSEMENTS                                                          --               --       2,311,318.80
                                                                   ============      ===========      =============
22. NET CASH FLOW                                                            --               --                 --
23. CASH - END OF MONTH (MOR-2)                                              --               --             100.00


MOR-7

                     *Applies to Individual debtor's only.

CASE NAME: STERLING CHEMICALS ENERGY, INC.            CASE NUMBER: 01-37807-H-11

FOR THE PERIOD 9/1/01 - 9/30/01


OTHER CASH RECEIPTS AND                                  Chase           Chase            Total
DISBURSEMENTS:                                       00103317203      00101818459         Debtor
--------------                                       ------------     ------------     ------------
6.  OTHER RECEIPTS:
    Interest Income                                            --               --               --
    401(k) Plan Refund                                         --               --               --
    Cobra Insurance Payment                                    --               --               --
    Miscellaneous                                              --               --               --
    Royalty Owners Trust Account                                                --               --
    Emission Credits                                           --               --               --
    Intercompany Transfer                            2,212,581.75               --     2,212,581.75
                                                     ------------        ---------     ------------
TOTAL OTHER RECEIPTS                                 2,212,581.75               --     2,212,581.75
                                                     ============        =========     ============
18. OTHER DISBURSEMENTS:
    Lease Operating Expenses                                                                     --
    Workover Expense                                                                             --
    Capital Expenditures                                       --               --               --
    Revenue & Royalties                                                                          --
    Interest Payment                                           --               --               --
    Restricted Cash - Bond Funding                             --               --               --
    Severance tax                                                                                --
    Pre-petition checks voided in current period               --               --               --
    CIT Revolver Payments                                      --        98,737.05        98,737.05
                                                     ------------        ---------     ------------
TOTAL OTHER DISBURSEMENTS                                      --        98,737.05        98,737.05
                                                     ============        =========     ============


MOR-7 ATTACHMENT

CASE NAME: STERLING CHEMICALS ENERGY, INC.           CASE NUMBER: 01-37807-H4-11


                           CASH ACCOUNT RECONCILIATION
                              MONTH OF AUGUST 2001

BANK NAME                     Chase Bk of TX      Chase Bk of TX
ACCOUNT NUMBER                  00103317203        00101818459
ACCOUNT TYPE                   Concentration      Concentration         TOTAL
--------------               ----------------    ----------------    -----------
BANK BALANCE                 $             --    $            100    $       100
DEPOSIT IN TRANSIT                                                            --
OUTSTANDING CHECKS                                                            --
OTHER                                                                         --
                             ----------------    ----------------    -----------

ADJUSTED BANK BALANCE        $             --    $            100    $       100
                             ================    ================    ===========

BEGINNING CASH - PER BOOKS   $             --    $            100    $       100
RECEIPTS                                                  120,876        120,876
TRANSFERS BETWEEN ACCOUNTS            924,640                            924,640
(WITHDRAWAL)CONTRIBUTION-                                                     --
BY INDIVIDUAL DEBTOR MFR-2                                                    --
CHECKS/OTHER DISBURSEMENTS           (924,640)           (120,876)    (1,045,516)
                             ----------------    ----------------    -----------
ENDING CASH - PER BOOKS      $             --    $            100    $       100
                             ================    ================    ===========



MOR-8

CASE NAME: STERLING CHEMICALS ENERGY, INC.          CASE NUMBER: 01-37807-H4-11



                           CASH ACCOUNT RECONCILIATION
                             MONTH OF SEPTEMBER 2001


  BANK NAME                    Chase Bk of TX     Chase Bk of TX
  ACCOUNT NUMBER                 00103317203       00101818459
  ACCOUNT TYPE                  Concentration     Concentration       TOTAL
  --------------               --------------    ---------------   -----------
  BANK BALANCE                 $           --    $          100    $       100
  DEPOSIT IN TRANSIT                                                        --
  OUTSTANDING CHECKS                                                        --
  OTHER                                                                     --
                               --------------    --------------    -----------
  ADJUSTED BANK BALANCE        $           --    $          100    $       100
                               ==============    ==============    ===========

  BEGINNING CASH - PER BOOKS   $           --    $          100    $       100
  RECEIPTS                                               98,737         98,737
  TRANSFERS BETWEEN ACCOUNTS        2,212,582                        2,212,582
  (WITHDRAWAL)CONTRIBUTION-                                                 --
  BY INDIVIDUAL DEBTOR MFR-2                                                --
  CHECKS/OTHER DISBURSEMENTS       (2,212,582)          (98,737)    (2,311,319)
                               --------------    --------------    -----------
  ENDING CASH - PER BOOKS      $           --    $          100    $       100
                               ==============    ==============    ===========



MOR-8

CASE NAME: STERLING CHEMICALS ENERGY, INC.          CASE NUMBER: 01-37807-H4-11



                      PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g, salary, commission, bonus, etc.) (Attach additional pages as necessary.)


                                                                                                                          FILING TO
INSIDERS: NAME/POSITION/COMP TYPE(2)  8/31/2001(1)    Sep-2001      Oct-2001     Nov-2001      Dec-2001      Jan-2002       DATE
------------------------------------  ------------    --------      --------     --------      --------      --------     ---------


1                                      $      --     $      --     $      --     $      --     $      --     $      --     $      --
2                                             --            --            --            --            --            --            --
3                                             --            --            --            --            --            --            --
4                                             --            --            --            --            --            --            --
5                                             --            --            --            --            --            --            --
6                                             --            --            --            --            --            --            --
7                                             --            --            --            --            --            --            --
8                                             --            --            --            --            --            --            --
9                                             --            --            --            --            --            --            --

                                       ---------     ---------     ---------     ---------     ---------     ---------     ---------
TOTAL INSIDERS (MOR-1)                 $      --     $      --     $      --     $      --     $      --     $      --     $      --
                                       =========     =========     =========     =========     =========     =========     =========


         PROFESSIONALS                                                                                                    FILING TO
        NAME/ORDER DATE                 8/31/2001(1)   Sep-2001      Oct-2001     Nov-2001      Dec-2001     Jan-2002        DATE
        ---------------                 ------------   --------      --------     --------      --------     --------     ---------
1                                      $      --     $      --     $      --     $      --     $      --     $      --    $      --
2                                             --            --            --            --            --            --           --
3                                             --            --            --            --            --            --           --
4                                             --            --            --            --            --            --           --
5                                             --            --            --            --            --            --           --
6                                             --            --            --            --            --            --           --
                                       ---------     ---------     ---------     ---------     ---------     ---------     ---------
TOTAL PROFESSIONALS (MOR-1)            $      --     $      --     $      --     $      --     $      --     $      --    $      --
                                       =========     =========     =========     =========     =========     =========     =========

(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01.

(2) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (i) DIRECTORS, (ii) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (iii) AFFILIATES ; AND (iv) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.

(3) ALL PAYMENTS TO DIRECTORS AND OFFICERS, AS DEFINED IN FOOTNOTE (2) ABOVE, ARE MADE BY STERLING CHEMICALS, INC., A JOINTLY ADMINISTERED DEBTOR (CASE #01-37806-H4-11.

MOR-9